Natural and Eco-friendly Crop Protection



SAVE FOODS

David Palach
Save Foods Inc. CEO
david@savefoods.co

www.savefoods.co

Forward-Looking Statements

Certain statements contained in this material are forward-looking statements. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expression or variations of such words are intended to identify forward-looking statements. For example, the Company is using forward-looking statements when it discusses the potential of its products, its strategy, market potential for its products and future growth. Forward-looking statements are not historical facts, and are based upon management's current expectations, beliefs and projections, many of which, by their nature, are inherently uncertain. Such expectations, beliefs and projections are expressed in good faith. However, there can be no assurance that management's expectations, beliefs and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, among others, risks associated with the Company's need to raise additional capital to execute on its business plan, limited operating history and expectation to incur losses for the foreseeable future, to adequately protect the technology, dependence on several key executives and on its consultants, ability to identify, negotiate and successfully implement strategic partnering relationships, ability to obtain required regulatory approvals, competition with companies, some of which have greater resources and experience in developing software, and the limited public trading market for the Company's common stock which may never develop into an active market.

For a more detailed description of the risks and uncertainties affecting the Company, reference is made to the Company's reports filed from time to time with the SEC, including, but not limited to, the risks detailed in the Company's annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no interference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.

SAVE FOODS

Introduction

Save Foods green multifunction treatments **control the growth and spread of** the human and plant **pathogens responsible for produce recalls and decay**

All product ingredients are **recognized as safe by the FDA** ("GRAS") and leave **no toxic residue**, mitigating health and environmental concerns

Holistic treatment, seamless implementation to address all concerns: Safety, Waste and Decay

Extended shelf life has an **immediate positive impact on revenue and profit** across the supply chain



644M tons

42% Fruit & Vegetable **loss and waste** globally along the value chain every year



$90B

cost of foodborne pathogens annually

Treatment Benefits

More Food to Sell, Less Food to Landfills


Immediate positive influence on P&L
Extend shelf life
Reduce food waste
Increase produce quality
Control plant pathogens
Control foodborne pathogens
ZERO toxic residues

SAVE FOODS

Strong Management Team with Proven Track Records



Amitai Weiss

Chairman of the Board

- D&O of several TASE public companies
- Senior management positions in Israeli banking system
- B.A economics, M.B.A., LL.B



David Palach

CEO

- Intel Israel
- Bus Dev Israel and Europe
- Factory controller
- CPA US (not active)



Vered Raz Avayo

CFO

- CFO of Leviev group
- Director several public companies
- CPA and BA Accounting & Finance



Dan Sztybel

CEO Israeli Subsidiary

- Head Life Sciences Advisory EY Israel
- Evogene
- MSc Molecular biology, Bar-Ilan University



Art Dawson, PhD

US Business Manager

- GM Decco WW
- VP Postharvest Fungicides, Ecogen, Inc.
- Sunkist Growers, Inc.
- Dole Fresh, Inc.
- Ph.D. in Plant Physiology, UC Riverside
- Licensed Pest Control Advisor in California



Neta Matis, PhD

VP R&D

- Virdia Inc.
- PhD in Chemistry, Tel Aviv University
- MBA, Tel Aviv University

SAVE FOODS

Save Foods Tackles Produce Concerns From "Field to Fork"


SUPPLIERS
Growers
Packers
Retailers
CONSUMERS
REGULATORS

Maximum shelf life
Minimum waste
Increased Revenue and Profit

High quality produce
Toxic free

Maximum Residue Level compliant
FDA approved ingredients
No toxic residue

Initial Target Market: Post Harvest Sector

Robust Growth:

$1.5 billion in 2019, projected to reach $2.3 billion by 2026

Highly Consolidated & Concentrated:

- 5 Global tier one service providers
- Leading food suppliers are dictating treatment policies
- Large packing house



SAVE FOODS

Immediate and Long Term Improvements to Revenue /Profit

- Longer shelf life extends sales window and expands geographic reach, increasing revenue generating opportunities
- Reduced waste decreases disposal expenses
- Seamless integration with existing systems means no need for structural modifications
- Reduced greenhouse gasses offset/generate Carbon Credits



SAVE FOODS


SavePROTECT
ORGANIC ACID BLEND
SAVE FOODS
PeroStar





Save Foods in action

Our products are diluted in water and applied with the existing equipment of the packing house (e.g. sprayer, water tank, fogger)

FDA GRAS GENERALLY RECOGNIZED AS SAFE

"Trademarks are the property of their respective owners."

SAVE FOODS

With Save Foods - Fresher For Longer



Current Treatment



Save Foods Treatment



Current Treatment



Save Foods Treatment



Current Treatment



Save Foods Treatment

SAVE FOODS

Save Foods Immediate Value – Case Study

WITHOUT

$138 Lost Value
per ton



WITH SAVE FOODS

Up To $126 Additional Profit
per ton

	Without	With Save Foods
Average price per ton lime	$3000	
% Decay at retail level	4.60%	0.40%
Loss per ton	$138	$12
Income per ton	$2862	$2988



Additional 4% profit with NO COST



90%
Less decay

SAVE FOODS

Market Penetration Strategy

5 Countries Supply 12% Of Selected Produce In Initial Sectors

Save Foods has developed relationship with suppliers (grower, packing house or distributor) in the 5 leading markets for each of the following targeted crops:

- Lettuce
- Bell Peppers
- Mangos
- Apples
- Pears
- Avocados
- Citrus Fruits
- Papayas
- Tomatoes
- Bananas



World Production – 686 million tons
US, Mexico, Spain, Italy, Israel – 85 million tons
200M Ton
100M Ton

SAVE FOODS

Achievements

2020

- Completed R&D and Validation
  - Product upscale protocols
  - Laboratory, field and academic validation
- Go To Market
  - Product market launch
  - Initiated multiple commercial pilot programs
  - Entered distribution agreement with global tier one supplier
  - Began commercial sales with leading packing house:
    - Sun Pacific, CA
    - Sicar Farms, Mexico

First Half 2021

- Up-listed to Nasdaq
- $12 million capital raise
- Validated additional crops
- Added commercial pilot programs
- Commercial pilot with leading North American retailer

SAVE FOODS

Plans

H1 2021

SECOND HALF 2021 TO 2022

- Convert commercial pilot programs to commercial users
- Launch new commercial pilot programs
- Initiate business relations with additional tier one service providers
- Expand operations and presence in the US and EU
- Validate additional crops
- Penetrate to the cannabis and organic markets

Strong Intellectual Property

Three Layers of Protection

SAVE FOODS

1. Growing Patent Portfolio

- 7 issued 2 allowed patents
- 5 patents pending
- 7 patent families

2. Trade Secrets & Knowhow:

Collection of proprietary techniques and methodologies in treatment and manufacturing extends our competitive advantage.

3. Unique marker:

Save Foods treatments leave a natural marker making any unauthorized use detectable.

Country	Type	Status	Application/Patent Number	Priority Date
Europe	Patent	Allowed	11825901.9	September 14, 2010
Israel	Patent	Issued	225247	September 14, 2010
Israel	Patent	Allowed	254909	September 14, 2010
United States	Patent	Issued	10,212,956	September 14, 2010
United States	Patent	Pending	16/278,108	September 14, 2010
Israel	Patent	Issued	229724	May 30, 2011
Israel	Patent	Issued	227328	June 23, 2013
United States	Patent	Issued	9,487,350	June 23, 2013
United States	Patent	Pending	63/111,197	November 9, 2020
United States	Patent	Pending	63/111,220	November 9, 2020
International Application	Patent	Pending	PCT/IL2021/050229	March 1, 2020
International Application	Patent	Pending	PCT/IL2021/050770	June 23, 2020

Thank you

David Palach
Save Foods Inc. CEO
david@savefoods.co

SAVE FOODS

www.savefoods.co